UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12

Sun Capital Advisers Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

[Missing Graphic Reference]

Sun Capital Advisers Trust
SC Lord Abbett Growth & Income Fund
SC Goldman Sachs Mid Cap Value Fund
SC Goldman Sachs Short Duration Fund
SC PIMCO High Yield Fund

Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
One Sun Life Executive Park
Wellesley, MA 02481

[_________] [___], 2009

Dear Variable Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by either Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”).  Shares of one or more of SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund and SC PIMCO High Yield Fund (each, a “Fund” and collectively, the “Funds”) of the Sun Capital Advisers Trust (the “Trust”) have been purchased under your contract by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the “Accounts”) to support contract values or fund benefits payable under your variable contract.  Sun Life (U.S.) or Sun Life (N.Y.) is the record owner of Fund shares held by the Account through which your contract was issued.

As record owners of each Fund, Sun Life (U.S.) or Sun Life (N.Y.) has been asked to approve four proposals, one on behalf of each Fund, to continue to rely on the “manager of managers” exemptive order (the “Order”) issued to the Trust by the Securities and Exchange Commission (each, a “Manager of Managers Proposal,” and collectively the “Manager of Managers Proposals”).  The Order permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to approve the appointment of a subadviser to a Fund and amend a Fund’s subadvisory agreement without obtaining further shareholder approval.  The Board of Trustees believes that Sun Capital Advisers LLC, the adviser to each Fund, is qualified to select and recommend subadvisers to provide portfolio management services, and that the additional delay and expense associated with seeking further shareholder approval would result in unnecessary expenses to a Fund. Although no such appointments or changes are currently contemplated, the Trust’s Board of Trustees believes the flexibility permitted by continued reliance on the Order would be beneficial to each Fund.

The Funds’ only shareholders of record are the Accounts and Sun Life Assurance Company of Canada (which purchased shares at the inception of each Fund to provide seed money for each Fund).

As is more fully explained in the attached proxy statement, the Trust is holding a meeting of shareholders of the Funds solely for the purpose of voting on the Manager of Managers Proposals.  Only shareholders of a Fund are entitled to vote on the proposal relating to that Fund.  As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your contract at any meeting of that Fund’s shareholders at which shareholders are being asked to vote on any matter. WE ARE WRITING TO YOU TO ASK THAT YOU FILL OUT AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) SO THAT WE MAY VOTE ON YOUR BEHALF AT THE MEETING OF SHAREHOLDERS OF THE FUND OR FUNDS IN WHICH YOUR VARIABLE CONTRACT VALUES ARE INVESTED.

The Board of Trustees recommends that those owners of variable contract owners with contract value allocated to the relevant Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the Manager of Managers Proposal relating to that Fund. YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. For more information, please call Sun Life (U.S.) at 1-888-xxx-xxxx or Sun Life (N.Y.) at 1-800-xxx-xxxx.

Sincerely,

__________________
[               ]
Sun Life Assurance Company of Canada (U.S.)

__________________
[               ]
Sun Life Insurance and Annuity Company of New York

[Missing Graphic Reference]

Sun Capital Advisers Trust
SC Lord Abbett Growth & Income Fund
SC Goldman Sachs Mid Cap Value Fund
SC Goldman Sachs Short Duration Fund
SC PIMCO High Yield Fund

Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
One Sun Life Executive Park
Wellesley, MA 02481
1-800-xxx-xxxx

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 15, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Proxy Statement and other materials related to this solicitation are available at
www.suncapitaladvisers.com

To the owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.).

NOTICE IS HEREBY GIVEN of Special Meeting (“Meeting”) of the shareholders of Sun Capital Advisers Trust (the “Trust”). The Meeting will be held at One Sun Life Executive Park, Wellesley, Massachusetts 02481, on July 15, 2009, at 10:00 a.m. (E.T.), for the following purposes:

(1)
WITH RESPECT TO EACH FUND LISTED ABOVE, to separately approve each Fund’s continued reliance on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Sun Life Assurance Company of Canada and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable contracts issued by Sun Life (U.S.) or Sun Life (N.Y.) are the only shareholders of the Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and agree to vote the shares of the Funds at the Meeting in accordance with, timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares.  Sun Life Assurance Company of Canada will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.

As a variable contract owner of record at the close of business on June 1, 2009, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of a Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Funds is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions by telephone, through the Internet, or by mail.

By order of the Board of Trustees

___________________
Maura A. Murphy, Esq.
Wellesley, Massachusetts	Secretary
[_________] [___], 2009

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Sun Capital Advisers Trust
One Sun Life Executive Park
Wellesley Hills, MA 02481

PROXY STATEMENT

MEETING OF SHAREHOLDERS

To Be Held July 15, 2009

TABLE OF CONTENTS

INTRODUCTION [INSERT PAGE NUMBER]
PROPOSALS 1-4: [INSERT PAGE NUMBER]
TO APPROVE THE PROPOSAL TO CONTINUE TO RELY ON MANAGER OF MANAGERS ORDER, WHICH PERMITS THE BOARD OF TRUSTEES AND SUN CAPITAL TO SELECT SUBADVISERS AND AMEND SUBADVISORY AGREEMENTS WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL.[INSERT PAGE NUMBER]
(THE SHAREHOLDERS OF EACH FUND WILL BE ASKED SEPARATELY TO APPROVE A PROPOSAL RELATING TO THEIR FUND, AS LISTED BELOW.  ONLY SHAREHOLDERS OF A FUND ARE ENTITLED TO VOTE ON THE PROPOSAL RELATING TO THAT FUND.)[INSERT PAGE NUMBER]
ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
Exhibit A: Information Pertaining to Trustees and Officers of the Funds [INSERT PAGE NUMBER]

[Missing Graphic Reference]

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to owners of certain variable annuity contracts and variable life insurance policies (“variable contracts”) issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) invested in a series of shares of the Trust, representing an interest in one or more of the following investment portfolios of the Trust: SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund and SC PIMCO High Yield Fund (each, a “Fund” and collectively, the “Funds”).

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of variable contracts (“Owners”) for use at the special meeting of shareholders of the Trust (the “Meeting”). The Meeting is to be held on July 15, 2009, at 10:00 a.m. (E.T.), at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Meeting of Shareholders. Shareholders of each Fund will meet and vote at the Meeting as to proposals applicable to such Fund(s). The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is [_________] [___], 2009.

At the Meeting, shareholders will be asked:

1.
To approve a proposal to continue to rely on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to appoint subadvisers and approve amendments to subadvisory agreements without having to obtain further shareholder approval.

(Note:  The shareholders of each Fund will be asked separately to approve a proposal relating to their Fund.  Only shareholders of a Fund are entitled to vote on the proposal relating to that Fund.)

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Sun Life Assurance Company of Canada (“Sun Life of Canada”) and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) are the only shareholders of the Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) have agreed to vote the shares of each Fund at the Meeting in accordance with the timely instructions received from Owners having contract value allocated to Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D or Sun Life (N.Y.) Variable Account J (the “Accounts”) and invested in the relevant Fund’s shares on the record date.

The Trust is an open-end, management investment company issuing 20 series of shares, each series representing a fractional undivided interest in a particular investment portfolio, each of which has a different investment objective and different investment policies.

Earlier this year, each Owner received the Trust’s 2008 annual report to shareholders, dated as of December 31, 2008.  Additional copies of these reports are also available without charge by calling Sun Life (U.S.) at 1-888-xxx-xxxx or Sun Life (N.Y.) at 1-800-xxx-xxxx or writing to the Secretary of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, Sun Code 2335.

GENERAL VOTING INFORMATION

This Proxy Statement is being furnished to Owners on behalf of the Board of the Trust in connection with the solicitation by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from Owners indirectly invested in each Fund in connection with the Meeting to be held on July 15, 2009.  The Trust’s Board has called the Meeting to consider the matters indicated on the cover page of the Proxy Statement.

Sun Life of Canada and the Accounts are the only holders of each Fund’s shares. Sun Life (U.S.) and Sun Life (N.Y.) will vote each Fund’s shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Accounts.  Owners have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that Owner’s variable contract allocated to the subaccount of each Account holding the shares of the relevant Fund.

Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are timely received.  If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates.  In certain circumstances, Sun Life (U.S.) and Sun Life (N.Y.) have the right to disregard voting instructions from certain Owners.  Sun Life (U.S.) and Sun Life (N.Y.) do not believe that these circumstances exist with respect to matters currently before each Fund’s shareholders.  Owners may revoke previously submitted voting instructions given to Sun Life (U.S.) or Sun Life (N.Y.) at any time prior to the Meeting by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Wellesley, Massachusetts 02481. Sun Life of Canada will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.

The Board of the Trust has fixed June 1, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of June 1, 2009, there were outstanding [_________] shares representing an interest in the Trust, and each Fund had the following number of shares outstanding:

Fund	Number of Shares Outstanding
SC Lord Abbett Growth & Income Fund	[_________]
SC Goldman Sachs Mid Cap Value Fund	[_________]
SC Goldman Sachs Short Duration Fund	[_________]
SC PIMCO High Yield Fund	[_________]

None of the Trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust.  To the best knowledge of the Board of the Trust, Sun Life (U.S.) or Sun Life (N.Y.), there are no Owners, as of [_________] [__], 2009, who have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to 5% or more of any Fund's shares.  As of June 1, 2009, Sun Life of Canada held directly the following numbers of shares:

Fund	Number of Shares	Number of Shares as a Percentage of the Fund’s Total Outstanding Shares
SC Lord Abbett Growth & Income Fund	[_________]	[____]%
SC Goldman Sachs Mid Cap Value Fund	[_________]	[____]%
SC Goldman Sachs Short Duration Fund	[_________]	[____]%
SC PIMCO High Yield Fund	[_________]	[____]%

To be counted, Sun Life (U.S.) or Sun Life (N.Y.) must receive an Owner’s properly executed voting instruction form at PROXY TABULATOR, P.O. BOX 9122, HINGHAM, MASSACHUSETTS 02043, by 5:00 p.m. (E.T.) on July 14, 2009.

The Trust is a statutory trust that was organized under Delaware law on July 13, 1998, and is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each share of beneficial interest is entitled to one vote.  Fractional shares are entitled to a proportionate fractional vote, which will be counted.  Approval of each Proposal, which is to be voted on only by shareholders of the Fund to which the Proposal relates, requires the affirmative vote of the holders of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities.  Both Service Class and Initial Class shareholders of the Funds, vote together as a single class with respect to each Proposal.

Shares that receive a voting instruction to “abstain” on a proposal will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as votes in favor of such proposal. Shareholders present at the Meeting may adjourn the Meeting for various reasons including the following: (1) fewer than one-third of the outstanding shares present at the meeting, (2) insufficient votes are present for purposes of having a quorum with respect to a proposal, (3) insufficient votes are cast in favor of a proposal to approve the proposal, or (4) Sun Life (U.S.) and Sun Life (N.Y.) receive voting instructions from so few Owners that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received.  Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Owners.  Sun Life of Canada, Sun Life (U.S.) and Sun Life (N.Y.) will vote: (1) shares represented by instructions to vote in favor of a proposal, in favor of adjournment, (2) shares represented by instructions to vote against a proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions.

Sun Life (U.S.) or Sun Life (N.Y.) will bear all of the expenses of soliciting voting instructions for each Proposal. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by employees of Sun Life (U.S.) or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Owners on or about [_________] [___], 2009.

[Missing Graphic Reference]

PROPOSALS 1-4:

TO APPROVE THE PROPOSAL TO CONTINUE TO RELY ON MANAGER OF MANAGERS ORDER, WHICH PERMITS THE BOARD OF TRUSTEES AND SUN CAPITAL TO SELECT SUBADVISERS AND AMEND SUBADVISORY AGREEMENTS WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL.

(THE SHAREHOLDERS OF EACH FUND WILL BE ASKED SEPARATELY TO APPROVE A PROPOSAL RELATING TO THEIR FUND, AS LISTED BELOW.  ONLY SHAREHOLDERS OF A FUND ARE ENTITLED TO VOTE ON THE PROPOSAL RELATING TO THAT FUND.)

Proposal #	Relating to the Following Fund
1	SC Lord Abbett Growth & Income Fund
2	SC Goldman Sachs Mid Cap Value Fund
3	SC Goldman Sachs Short Duration Fund
4	SC PIMCO High Yield Fund

The “Manager of Managers” Proposals

On April 24, 2000, the Trust and Sun Capital obtained an exemptive order from the Commission relieving them from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder, and permitting Sun Capital to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements with the approval of the Board of Trustees but without obtaining shareholder approval (the “Manager of Managers Order” or the “Order”).

The Manager of Managers Order applies to all of the Funds that meet the conditions of the Order.  Absent such an exemptive order, the provisions of the 1940 Act would require that shareholders of a mutual fund approve any new subadvisory agreement and any material amendments to an existing subadvisory agreement.  If shareholders of SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund or SC PIMCO High Yield Fund (each, as defined above, a “Fund” collectively, the “Funds”) approve the proposal relating to the specific Fund in which the shareholders are invested, as listed above (each, a “Manager of Managers Proposal,” and collectively the “Manager of Managers Proposals”), the Fund will be authorized to continue to rely on the Order and Sun Capital will be authorized, subject to approval by the Board, including a majority of the Trustees who are not “interested” (as defined in the 1940 Act) persons of the Trust (“Independent Trustees”), to evaluate, select and retain one or more subadvisers for such Fund, terminate or replace any subadviser so approved or modify any subadvisory agreement with respect to such Fund without obtaining further approval of the Fund’s shareholders.  The Board and Sun Capital would be authorized to take such actions whenever they determine that such actions will benefit the Fund and its shareholders. The exemptive relief provided by the Manager of Managers Order would not extend to permit the appointment of any subadviser affiliated with Sun Capital or the amendment of any subadvisory agreement with any such affiliate.

Reason for the Manager of Managers Proposal

One condition of the Manager of Managers Order is that the shareholders of any Fund that is to rely on the Order must first approve the application of the Manager of Managers Order to that Fund.

When each Fund was launched, the initial shareholder approved the respective Fund’s ability to rely on the Manager of Managers Order.  Subsequently, however, on February 20, 2009, shares of certain investment portfolios of Lord Abbett Series Fund, Inc. and PIMCO Variable Insurance Trust attributable to variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.) were transferred to the Funds in exchange for shares of the Funds having an equivalent value to the net assets transferred.  As a result of this transaction, the Funds were substituted for these other investment portfolios in the variable contracts and became the funding vehicle for contract values previously invested in these funds.

This substitution transaction was effected in reliance on an exemptive order issued by the Commission to Sun Life (U.S.) and Sun Life (N.Y.) pursuant to Section 26(c) of the 1940 Act (the “Substitution Order”).  A condition of the Substitution Order requires that before a Fund may change its subadviser, add a new subadviser, or otherwise rely on the Manager of Managers Order, such Fund’s shareholders must vote to approve either the subadviser change or the Fund’s continued ability to rely on the Manager of Managers Order.  Thus, as a result of the February 20, 2009 substitution transaction made in reliance on the Substitution Order, the Funds may not currently utilize the exemptive relief granted by the Manager of Managers Order that each would otherwise be entitled to utilize.

The Trustees have determined that it is in the best interest of the shareholders of the Funds that Sun Capital and the Funds be entitled to rely on the Manager of Managers Order.

Continuation of Reliance on the Manager of Managers Order

Sun Capital has served as the investment adviser to each Fund of the Trust since its inception.  Sun Capital represents that it has the experience and expertise to evaluate, select and supervise subadvisers that Sun Capital believes can add value to shareholders’ investments in the Funds and where appropriate, replace a subadviser who no longer performs in accordance with Sun Capital’s expectations.

In the case of each Fund, Sun Capital has selected the subadvisers to manage the Funds’ portfolios and has overseen the Funds’ performance.

As described above, approval of the Manager of Managers Proposal will simply restore the each Fund’s ability to rely upon the Manager of Managers Order. It will not affect any of the requirements under the federal securities laws that govern the Trust, the Funds, Sun Capital, any proposed subadviser, or any proposed subadvisory agreement, other than the requirement to have a subadvisory agreement approved at a meeting of a Fund’s shareholders. The Board of the Trust, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements between Sun Capital and any subadviser, as well as all changes to any subadvisory agreements. In addition, in connection with any utilization of the relief afforded by the Manager of Managers Order, each Fund and Sun Capital would be subject to several conditions imposed by the Commission to ensure that the interests of each Fund’s shareholders are adequately protected.  Furthermore, within 90 days following any change to a Fund’s subadvisory arrangements made in reliance upon the Manager of Managers Order, such Fund will provide the shareholders of the Fund with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the Fund would be required to send the shareholders in the Fund in a proxy statement.  This information statement will permit Owners having contract values invested in shares of the relevant Fund to determine if they are satisfied with the subadvisory arrangement.  If not satisfied, these Owners would be able to transfer their contract values from the Fund to another fund.  Transfers may be subject to restrictions and/or transaction fees that apply under the variable contracts.

SHAREHOLDER APPROVAL OF THE MANAGER OF MANAGERS PROPOSALS WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY A FUND. FURTHERMORE, THERE IS NO CURRENT INTENTION TO CHANGE THE SUBADVISORY ARRANGEMENTS OF ANY FUND. If a Fund approves the Manager of Managers proposal, Sun Capital, pursuant to its management contract with such Fund, will continue, directly or through subadvisers, to provide the same level of management and administrative services to the Fund as it has always provided.  No Fund will be responsible for the payment of any subadvisory fees.

The exemptive relief provided by the Manager of Managers Order applies to at least the following situations for each Fund: (1) a subadviser is removed and replaced for substandard performance; (2) an individual acting as the Fund’s portfolio manager moves from employment with one subadviser to another firm, which firm Sun Capital and the Trust’s Board then wishes to appoint as a subadviser; (3) there is a change of control of a subadviser terminating the existing subadvisory agreement with the subadviser; (4) Sun Capital and the Trust’s Board decide to diversify the Fund’s management by adding one or more additional subadviser(s); (5) there is a change in investment style of the Fund requiring a change to a subadviser having expertise in that style; and (6) Sun Capital negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that Sun Capital pays to a subadviser. If Sun Capital negotiates a decrease in the compensation that it pays any subadviser and effectively retains more of the advisory fee for itself, no shareholder action would be required. The Manager of Managers Order will not be used to approve any subadviser that is affiliated with Sun Capital as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any new or amended subadvisory arrangement with an affiliated subadviser.

The Board believes that it is in the best interest of the Owners having contract values invested in the shares of each Fund to continue to allow Sun Capital the flexibility to provide investment advisory services to each Fund through one or more subadvisers. In addition, the Board believes that restoring to Sun Capital and the Trust’s Board maximum flexibility to select, supervise and evaluate subadvisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of shareholders of each Fund because it will allow each Fund to operate more efficiently.  Without the ability to utilize the Manager of Managers Order, in order for Sun Capital to appoint a new subadviser or materially modify a subadvisory agreement, the Board would need to call and hold a shareholder meeting of a Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Sun Capital would be able to act more quickly to appoint a new subadviser if and when the Board and Sun Capital feel that the appointment would benefit a Fund.

Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in Sun Capital (subject to review by the Board) in light of Sun Capital’s expertise in investment management and its ability to select the most appropriate subadviser(s). The Board believes that many Owners choose to invest contract values in the Funds because of Sun Capital’s investment management experience and expertise. Sun Capital believes that, if in the future it becomes appropriate to change a subadviser to a Fund, it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to a shareholders investment in a Fund.

Finally, the Board will provide sufficient oversight of each Fund’s subadvisory arrangements to ensure that shareholders’ interests are protected whenever Sun Capital selects a subadviser or modifies a subadvisory agreement.  The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements.  In their review, the Board will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers.  The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser’s compliance with federal securities laws and regulations.  Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Manager of Managers Order provides relief.

Recommendation

The Board of the Trust, including the Independent Trustees, unanimously recommends that Owners instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” the Manager of Managers Proposals to allow Sun Capital and the Board to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without obtaining further shareholder approval.

ADDITIONAL INFORMATION

Information about the mutual funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to Owners, and statements of additional information.  Copies of these materials are available, without charge, upon request. Copies of the Annual Reports for the Trust and the other mutual funds available as investment options under the variable contracts are also available upon request.  To request a copy of a prospectus, statement of additional information, or annual report, please contact Sun Life (U.S.) at 1-888-xxx-xxxx or Sun Life (N.Y.) at 1-800-xxx-xxxx.

Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meeting, but should any other matter requiring the vote of shareholders arise, Sun Life (U.S.) or Sun Life (N.Y.) will vote in accordance with their best judgment in the interest of the Trust and the relevant Fund(s).

Shareholder Proposals

Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or Owners.

Investment Adviser and Subadvisers

Sun Capital, One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the investment manager to the Trust.  Sun Capital has engaged:

Lord Abbett & Co., LLC, a registered investment adviser with its principal business address at 90 Hudson Street, Jersey City, NJ 07302-3973, as the subadviser to the SC Lord Abbett Growth & Income Fund;

Pacific Investment Management Company LLC, a registered investment adviser with its principal business address at 840 Newport Center Drive, Newport Beach, California 92660, as the subadviser to the SC PIMCO High Yield Fund; and

Goldman Sachs Asset Management, L.P., a registered investment adviser with its principal business address at 32 Old Slip, 24th Floor, New York, New York 10005, as the subadviser to the SC Goldman Sachs Mid Cap Value Fund and the SC Goldman Sachs Short Duration Fund.

Administrator

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, serves as the Trust’s administrator.

Principal Underwriter

Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the Trust’s principal underwriter.

Inquiries

Contract Owners may make inquiries by contacting their registered sales representative or by calling Sun Life (U.S.) at 1-888-xxx-xxxx or Sun Life (N.Y.) at 1-800-xxx-xxxx.

Quorum, Vote Required, and Voting Procedures

A quorum for the Meeting, for purposes of voting on a Proposal, consists of holders of more than 50 percent of the relevant Fund’s outstanding shares present at the Meeting in person or by proxy.

Required Vote

Approval of each Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund to which the Proposal relates. The term “a majority of the outstanding voting securities,” as used in this Proxy Statement, is defined by the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of a Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of a Fund’s outstanding voting securities. Both the Service Class and Initial Class shareholders of a Fund will vote together on each Proposal. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will not be treated as voted for purposes of determining whether the proposal has passed. If a Fund’s shareholders do not approve the Proposal relating to such Fund, the subadviser approval policy will not be adopted and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval.

Adjournment for Insufficient Instructions

If sufficient votes to approve a Proposal are not received by a Fund by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for that Fund only to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all shareholders.

Maura A. Murphy, Esq.
Secretary

[Missing Graphic Reference]

Exhibit A: Information Pertaining to Trustees and Officers of the Funds

Certain biographical and other information relating to the Trustees and Officers of the Funds is set forth below. None of the officers listed below receives compensation from any Fund.

Name, Address and Age	Position with the Funds	Length of Service	Principal occupation(s) during past 5 years
Independent Trustees:
Michael P. Castellano c/o Sun Capital Advisers Trust; One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1941	Independent Trustee	Since February, 2005.	Retired.
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust; One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1946	Independent Trustee	Since June, 2007.
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.

William N. Searcy, Jr. c/o Sun Capital Advisers Trust; One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1946	Independent Trustee, Chairman of the Board	Trustee since October, 1998; Chairman since 2005.	Private Investor. Pension and savings trust officer, Sprint Corp. (wireless and wireline communications services) 1989 – 2003.
Interested Trustee:
James M.A. Anderson 150 King Street West Toronto, Ontario M5H 1J9 Born: 1949	President, Chief Executive Officer and Interested Trustee	Since October, 1998.
Executive Vice President and Chief Investment Officer, Sun Life Assurance Company of Canada since 2005. President, Chief Investment Officer and Manager, Sun Capital Advisers LLC, since 1998. Associated with Sun Life Financial since 1970.

Officers:
James F. Alban One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1962	Chief Financial Officer and Treasurer	Since October, 1998.	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC since 2000. Associated with Sun Life Financial since 1998.
Joseph L. Ciardi One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1967	Chief Compliance Officer	Since May, 2006.
Chief Compliance Officer, Sun Capital Advisers LLC since 2006. Deputy Chief Compliance Officer and Senior Vice President, Canaccord Adams Inc. (an independent financial services firm) since 1996 – 2006.

John W. Donovan One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1965	Vice President	Since August, 2002.	Managing Director, Sun Capital Advisers LLC since 2003. Associated with Sun Life Financial since 2001.
Richard R. Gable One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1970	Vice President	Since February, 2005.	Managing Director, Sun Capital Advisers LLC since 2006. Associated with Sun Life Financial since 1998.
Aislyn R. Gelerman One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1976	Assistant Secretary	Since August, 2008.	Paralegal, Sun Capital Advisers LLC since 2008. Senior Administrative Assistant, Sun Life Financial since 2006. Commercial Property Underwriter, Aspen Specialty Insurance Co. since 2004-2006.
Diana R. Gonzalez One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1978	Assistant Secretary	Since May, 2008.	Counsel, Sun Capital Advisers LLC since 2008. Senior Compliance Manager, Bank of America since 2006-2008. Senior Proxy Analyst, Fidelity Management & Research, Co. since 2004-2006.
Lena Metelitsa One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1967	Assistant Treasurer	Since August, 2008.
Senior Director, Sun Capital Advisers LLC since 2008. Associated with Sun Life Financial since 2005. Director in Alternative Investments Administration Group at Investors Bank and Trust Company, 2003-2005.

Evan S. Moskovit One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1965	Vice President	Since August, 2002.	Senior Managing Director, Sun Capital Advisers LLC since 2002. Associated with Sun Life Financial since 1989.
Maura A. Murphy, Esq One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1960	Secretary	Since October, 1998.
Managing Director and General Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.).  Associated with Sun Life Financial since 1998.

Thomas V. Pedulla One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1966	Vice President	Since February, 2003.	Senior Managing Director, Sun Capital Advisers LLC since 2000. Associated with Sun Life Financial since 1991.
Leo D. Saraceno One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1962	Vice President	Since November, 2001.	Senior Managing Director, Sun Capital Advisers LLC since 2001. Associated with Sun Life Financial since 1986.
Michael A. Savage One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1964	Vice President	Since August 2002.	Senior Managing Director, Sun Capital Advisers LLC since 2003. Associated with Sun Life Financial since 1993.
Susan J. Walsh One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1957	Assistant Treasurer	Since August 2000.	Director since 2007, and Assistant Treasurer since 2000, Sun Capital Advisers LLC. Associated with Sun Life Financial since 1998.
Bonnie L. Ward One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1950	Vice President	Since May, 2006.	Director, Sun Capital Advisers LLC since 2004. Associated with Sun Life Financial since 1973.
Steven P. Wyman One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1961	Vice President	Since August 2002.	Senior Managing Director, Sun Capital Advisers LLC since 2002. Associated with Sun Life Financial since 1997.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Lord Abbett Growth & Income Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 1. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Goldman Sachs Mid Cap Value Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 2. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Goldman Sachs Short Duration Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 3. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC PIMCO High Yield Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 4. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Lord Abbett Growth & Income Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 1. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Goldman Sachs Mid Cap Value Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 2. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Goldman Sachs Short Duration Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 3. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

THREE WAYS TO VOTE
Telephone: Call [1-xxx-xxx-xxxx] and follow the recorded instructions.
Internet: Go to [www.xxxxxxxx.com] and follow the on-screen instructions.
Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC PIMCO High Yield Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

I hereby instruct Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2009

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________
___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:

☒

FOR	AGAINST	ABSTAIN

Proposal 4. To approve a proposal to continue to rely on the “manager of managers” order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC to appoint subadvisers and approve amendments to subadvisory agreements without obtaining further shareholder approval.
☐	☐	☐

In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated [_________] [__], 2009.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY